Exhibit 32.1
LEIDOS HOLDINGS, INC. AND LEIDOS, INC.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Leidos Holdings, Inc. (“Leidos”) and Leidos, Inc. (together with Leidos, the “Company”) on Form 10-K for the period ended January 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger A. Krone, Chief Executive Officer of each of Leidos and Leidos, Inc. certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 25, 2015

/s/ Roger A. Krone
Roger A. Krone
Chief Executive Officer